SCHEDULE 14A INFORMATION

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                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                           FILED BY THE REGISTRANT |X|
                 FILED BY A PARTY OTHER THAN THE REGISTRANT |_|

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Check the appropriate box:

| |  Preliminary Proxy Statement
|_| Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Materials Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12



                            DISTINCTIVE DEVICES, INC.
                            -------------------------
                (Name of Registrant as Specified In Its Charter)


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      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

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     2)   Aggregate number of securities to which transaction applies:
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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which the
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     4)   Proposed maximum aggregate value of transaction:
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     5)   Total fee paid:
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|_| Fee paid previously with preliminary materials.


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|_|  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
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     2)   Form, Schedule or Registration Statement No:
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     3)   Filing Party:
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     4)   Date Filed:
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                            DISTINCTIVE DEVICES, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 30, 2002

To the Shareholders of DISTINCTIVE DEVICES, INC.

     A Special Meeting of Shareholders (the "Meeting") of Distinctive Devices, Inc., a New York corporation (the "Company"), will be held on September 30, 2002 at 10:00 a.m., local time, at the offices of Thelen Reid & Priest LLP, 40 West 57th Street, New York, New York, for the following purposes:

     1.   To elect Sanjay Mody, Alexander Ammosov, Earl M. Anderson, Jr., Walter
          E. Freeman and Shrikant C. Mehta as Directors.

     2. To approve a change in the state of incorporation of the Company from New York to Delaware, to be effected by a merger of the Company with and into Distinctive Devices, Inc., a Delaware corporation.

     3.   To ratify the adoption of the 2001 Stock Option Plan.

     4. To authorize the Board of Directors to effect a reverse stock split (falling within a range of one-for-four and one-for-ten) of the outstanding Common Stock.

     5. To approve an increase in the number of authorized shares of Common Stock to 100,000,000 shares and to change the par value to $0.001 per share, and authorized shares of Preferred Stock to 5,000,000 shares and to change the par value to $0.001 per share.

     6. To approve an amendment to the Certificate of Incorporation to eliminate certain liabilities of directors to the Company.

     7. To transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

     Only shareholders of record at the close of business on August 16, 2002 are entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof.

     A Proxy Statement describing the matters to be considered at the Meeting is attached to this Notice. The Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 and Quarterly Report on Form 10-QSB for the three month and six months ended June 30, 2002 accompany this Notice, but they are not deemed to be part of this Proxy Statement.

                                    By Order of the Board of Directors,

                                    Earl M. Anderson, Jr.
                                    Secretary
August 29, 2002

SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON, BUT WISH THEIR STOCK TO BE VOTED ON MATTERS TO BE PRESENTED TO THE MEETING, ARE URGED TO REVIEW THE ATTACHED PROXY STATEMENT PROMPTLY AND THEN COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-PAID, ADDRESSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES PERSONALLY.

                            DISTINCTIVE DEVICES, INC.
                           ONE BRIDGE PLAZA, SUITE 100
                               FORT LEE, NJ 07024

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                                  INTRODUCTION

     This Proxy Statement is furnished with respect to the solicitation of proxies by the Board of Directors of Distinctive Devices, Inc., a New York corporation (the "Company"), for the Special Meeting of Shareholders (the "Meeting") of the Company to be held at 10:00 a.m., local time, on September 30, 2002 and at any adjournment or adjournments thereof, at the offices of Thelen Reid & Priest LLP, 40 West 57th Street, New York, New York.

     The approximate date on which the Proxy Statement and form of proxy are intended to be sent or given to shareholders is August 30, 2002.

     The expense of the solicitation of proxies for the Meeting, including the cost of mailing, will be borne by the Company. In addition to mailing copies of the enclosed proxy materials to shareholders, the Company may request persons, and reimburse them for their expenses with respect thereto, who hold stock in their names or custody or in the names of nominees for others to forward copies of such materials to those persons for whom they hold the Common Stock of the Company and to request authority for the execution of the proxies. In addition to the solicitation of proxies by mail, it is expected that some of the officers, directors and regular employees of the Company, without additional compensation, may solicit proxies on behalf of the Board of Directors by telephone, telefax and personal interview.


                      VOTING SECURITIES, VOTING AND PROXIES

RECORD DATE

     Only stockholders of record as of the close of business on August 16, 2002 (the "Record Date"), are entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof.

VOTING STOCK

     On the Record Date, the Company had issued and outstanding 19,134,824 shares of common stock, $.05 par value (the "Common Stock"), 10,000 shares of Series C Preferred Stock, $1.00 par value, and 173,333 shares of Series D Preferred Stock, $1.00 par value.

     The holders of the Common Stock are entitled to one vote per share on all matters to be voted on at the Meeting. The holders of the Series C Preferred Stock and the Series D Preferred Stock are entitled to 125 votes per share on all matters to be voted upon at the Meeting, which is on an "as converted" basis, voting together with the holders of the Common Stock. However, with respect to the voting on the changes in the Common Stock and Preferred Stock (Proposal 5), the holder of the Series D Preferred Stock will vote his shares in the same proportion that the holders of the Common Stock vote their shares on Proposal 5.

     At the Meeting, when the Series C Preferred Stock and the Series D Preferred Stock vote together with the Common Stock as one class, all such shares would represent an aggregate of 42,051,490 votes.

QUORUM

     The presence at the Meeting of a majority of the votes represented by the outstanding Common Stock, Series C Preferred Stock and Series D Preferred Stock, in person or by proxy, are required for a quorum. Any shareholder who submits a proxy, even though the shareholder abstains as to one or more proposals, or who is present in person, shall be counted for the purpose of determining if a quorum is present.

VOTING

     Under New York law, (i) a plurality of the votes cast at the Meeting is necessary to elect directors, (ii) the affirmative vote of the holders of at least two-thirds of the shares eligible to vote at the Meeting is required for approval of the proposal for the reincorporation of the Company in the State of Delaware (the "Reincorporation"), (iii) the affirmative vote of a majority of the votes cast at the Meeting is required to ratify the adoption of the 2001 Stock Option Plan (the "2001 Option Plan"), and (iv) the affirmative vote of the holders of at least a majority of the shares eligible to vote at the Meeting is required for the changes in the Common Stock and the Preferred Stock, the reverse stock split and the change in the liability of directors.

     Broker "non-votes" and the shares as to which a shareholder abstains from voting are included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker "non-vote" occurs when a nominee, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. A broker "non-vote" will have the effect of an AGAINST vote on the proposed Reincorporation, the proposed change in the capital stock, the proposed reverse stock split and the proposed change in the liability of directors.

     A beneficial owner who is not also the registered shareholder cannot vote directly at the Meeting. Such beneficial owner must provide voting instructions to his or her nominee holder. A beneficial holder who wishes to vote in person at the Meeting must obtain from the record holder a proxy issued in the name of the beneficial holder.

     At the Meeting, ballots will be distributed with respect to each proposal to be voted upon to each shareholder (or the shareholder's proxy if not the management proxy holders) who is present and did not deliver a proxy to the management proxy holders or another person. The ballots shall then be tallied, the votes being in three categories: FOR, AGAINST or ABSTAIN, except in the case of the proposal to elect directors, the three categories will be, with respect to each director to be elected, FOR the director nominee, WITHHOLD AUTHORITY from voting FOR the director nominee or FOR another person to be elected as a director.

PROXIES

     The form of proxy solicited by the Board of Directors affords shareholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to each matter to be acted upon at the Meeting. Shares represented by the proxy will be voted and, where the solicited shareholder indicates a choice with respect to any matter to be acted upon, the shares will be voted as specified. If no choice is given, a properly executed proxy will be voted for the election of management's nominated directors, for the Reincorporation, for the ratification of the 2001 Option Plan, for the change in the authorized capital stock, for authorization of a reverse stock split, for the change in


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liability of directors, and as to any other matters which any properly come before the Meeting, at the discretion of the persons designated as proxies.

REVOCABILITY

     Shareholders who execute proxies retain the right to revoke them by notifying the Company at any time before they are voted. Such revocation may be effected by execution of a subsequently dated proxy, or by a written notice of revocation, sent to the attention of the Secretary at the address of the Company's principal office set forth above in the introductory paragraph to this Proxy Statement or delivered to him at the Meeting. Unless so revoked, the shares represented by proxies, if received in time, will be voted in accordance with the directions given therein.

LIST OF STOCKHOLDERS

     In accordance with New York law, a list of shareholders entitled to vote at the Meeting will be available for inspection at the Meeting and for ten days prior to the Meeting during business hours at the Company's offices by contacting the Secretary of the Company.


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


                SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of the Record Date by (i) persons known to the Company to beneficially own more than 5% of the outstanding Common Stock, (ii) by each director and nominee for director and (iii) by all directors and officers as a group:

                                           Common Stock
                                           ------------

                                Amount and Nature                   Series C     Series D
Name and Address of             of Beneficial         Percent of    Preferred    Preferred
Beneficial Owner(1)             Ownership(2)          Class         Stock        Stock
-------------------             -----------------     ----------    ---------    ---------
Shrikant C. Mehta               21,816,666 shs.(3)    53.5%            -         173,333

Alexander Ammosov                3,350,000 shs(4)     16.2%            -            -

Sanjay Mody                      2,050,000 shs.(5)     9.9%         1,000           -

Earl M. Anderson, Jr.              835,800 shs.        4.3%            -            -

Walter E. Freeman                   40,780 shs.(6)     0.2%            -            -

James W. Wolff                      42,620 shs.(7)     0.2%            -            -

Directors and Officers          28,135,866 shs.(8)    65.0%            -            -
as a group (6 persons)

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
(1) Unless otherwise provided, the address is c/o Distinctive Devices, Inc., One Bridge Plaza, Fort Lee, New Jersey 07024.

(2) Unless otherwise noted, all persons named in the table have sole voting and investment power with respect to all shares owned by them. The number of shares beneficially owned by each person includes shares that are currently exercisable or convertible within 60 days of the Record Date pursuant to convertible securities, and assuming approval of Proposal 2 and/or 5.

(3)  Includes 21,666,666 shares underlying the Series D Preferred Stock.

(4) Includes (i) 1,250,000 shares owned by a company controlled by Mr. Ammosov and (ii) 1,600,000 shares underlying a 10% Convertible Debenture held by a second company controlled by him.

(5) Includes 125,000 shares underlying the Series C Preferred Stock. Does not include 1,125,000 shares of Common Stock underlying 9,000 shares of Series C Preferred Stock owned by Mr. Mody's wife, as to which shares he disclaims any beneficial ownership.

(6) Shares held by Mr. Freeman's wife, as to which shares he disclaims any beneficial interest.

(7)  These shares are owned by a company controlled by Mr. Wolff.

(8)  See notes (3) through (7).


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


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

INFORMATION ABOUT NOMINEES

     Five directors will be elected at the Special Meeting. The Company currently has six directors, five of whom are management nominees. The sixth director, James W. Wolff, is not on the management slate. As of the Meeting, the number of directors shall be reduced to five persons.

     The enclosed proxy, unless otherwise specified, will be voted to elect as directors the nominees named below. Each director elected at the Meeting will serve until the next Annual Meeting of Shareholders and until his successor is duly elected and qualified. All nominees have consented to serve as directors. If a nominee should not be available for election as contemplated, the management proxy holders will vote for a substitute designated by the current Board of Directors.

     The following table sets forth certain information, as of the Record Date, concerning the nominees for election as directors of the Company. For information as to the shares of the Common Stock held by each nominee, see the section "Security Ownership of Certain Beneficial Holders and Management" elsewhere in this Proxy Statement.

                            Age as of     Director    Other Position(s)
Nominee                     Record Date   Since       With Company
-------                     -----------   --------    -----------------
Sanjay Mody                 44            2000        Chief Executive Officer,
                                                      President, Chief Financial
                                                      Officer and Treasurer

Earl M. Anderson, Jr.       77            1982        Secretary

Alexander Ammosov           38            2002

Walter E. Freeman           77            1983

Shrikant C. Mehta           58            2001

     Mr. Mody has served as President, CEO, Treasurer and CFO of the Company since May 2001, and has been a director since March 2000. Since March 2000, he has been an active investor in several technology companies and headed Webpulse Consulting, Inc., engaged in website and portal development until its acquisition by the Company in October 2001. Prior thereto, he served for four years as Vice President of Laidlaw Global Securities in New York City. He is a director of Realtime Access Inc., which in April 2002 filed for reorganization under Chapter 11 of the Federal Bankruptcy Law. He also serves as a director of Caprius, Inc., (OTCBB:CAPR), a manufacturer and distributor of diagnostic test kits.

     Mr. Ammosov is the Deputy Chairman of "COPF" Bank and Chairman of Linkcapital Business Consulting, Ltd., both headquartered in Moscow, Russia, and has been so involved for the past five years. "COPF" is a securities brokerage firm where Mr. Ammosov supervises financing of new Bank projects. Linkcapital is a diversified holding company with interests in oil distribution, aircraft sales, retail food chains, tourism, diamond production and pension fund management.


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


     Mr. Anderson has been an independent management consultant for more than 30 years. He served as the Company's President from 1978 to 1999 and since 1999 he has been Secretary. He is also a director of Sunair Electronics, Inc. (AMEX:
SNR), a manufacturer and provider of high frequency radio communications systems. He holds B.S. and J.D. Degrees from Northwestern University and is a retired member of the Illinois Bar.

     Mr. Freeman has acted as a financial consultant and bank management advisor in the Washington D.C. area for more than the last five years. Prior thereto, he had served as Vice President of the International Bank of Washington. During a 30-year tenure, he was the President of Bank subsidiaries engaged in consumer credit, property and casualty insurance and industrial lending and investments. He holds a Bachelors Degree from the American Institute of Business.

     Mr. Mehta has served for more than the past five years as CEO and President of Combine International, Inc., a manufacturer and distributor of fine jewelry, and Internet Operations Center, Inc., a provider of web hosting and Internet professional services, both located in the Detroit, Michigan area. He also was founder of Inknowvator, Inc., I*Logic, Inc., POM Group, Inc. and Lenderlive.com, all closely-held corporations. He also serves as a director of Caprius, Inc. He is a director of Real Time Access Inc. which in April 2002 filed for reorganization under Chapter 11 of the Federal Bankruptcy Law. He holds Bachelor and Master Degrees in Electronics from Case Institute of Technology and Wayne State University, respectively.

     Mr. Mehta is the uncle of Mr. Mody. There are no other family relations among the officers and directors.

EXECUTIVE COMPENSATION

     The following table sets forth compensation paid or accrued to the chief executive officer. No executive officer received compensation exceeding $100,000 for any of the last three completed fiscal years.

                           SUMMARY COMPENSATION TABLE

Name and                                                   Other
Principal Position        Period       Fee or Salary    Compensation     Total
------------------        ------       -------------    ------------     -----
James W. Wolff
  President and CEO    Jan.-May 2001      $46,200           None        $46,200

Sanjay S. Mody
  President and CEO    May-Dec. 2001      $65,000           None        $65,000

     The above compensation does not include benefits which may be deemed personal, the amount of which cannot be precisely determined. No stock options or stock appreciation rights were granted in 2001 nor are any stock options or SARs outstanding.

     The Company has had no formal compensatory plan or contract with respect to the employment, resignation, retirement or termination of any director or officer, nor arising from a change in control of the Company.

     On May 15, 2001, Sanjay Mody became President, Chief Executive Officer, CFO and Treasurer of the Company at a base compensation of $108,000 per annum.

     Mr. Anderson receives $3,000 per month for the performance of administrative and corporate services to the Company.


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


     The Company is authorized to pay to each non-employee director the amount of $1,000 for each Board or Committee meeting attended in person (plus reimbursement of travel expenses) or $500 for each telephonic meeting. During the 2001 fiscal year, an aggregate of $4,000 was paid or accrued to the non-employee directors.

BOARD MEETINGS AND COMMITTEES

     During fiscal year 2001, four board meetings were held at which all directors were present. Other matters requiring board action were taken by the unanimous written consent of directors, in lieu of a meeting.

     In July 2001, the Board of Directors established a Compensation Committee and designated Messrs. Anderson and Mehta as its members. This Committee will recommend the compensation for the executive officers and would administer the 2001 Option Plan. This Committee did not hold any formal meetings in fiscal 2001.

RELATED TRANSACTIONS

     On October 31, 2001, the Company acquired all of the outstanding capital stock of Webpulse Consulting, Inc. ("Webpulse") for 1,770,000 shares of the Company's Common Stock. Mr. Mody was a founder and is President and sole director of Webpulse and his wife is Secretary and was a principal shareholder for which she received 1,100,000 shares of the Company's Common Stock. Webpulse is engaged primarily in software design and the operation of an online website for manufacturers and suppliers of materials used in the creation of jewelry permitting them an alternative means of buying, selling or otherwise transacting business. The Company did not obtain a third party opinion regarding the fairness of the financial terms of the Webpulse transaction.

     In December 2001, Mr. Mody and his wife exchanged 1,250,000 shares of Common Stock for 10,000 shares of the Company's newly-authorized Series C Preferred Stock. The exchange was undertaken to enable the Company to sell the same number of shares of Common Stock for cash to Alexander Ammosov because the available number of authorized and unissued shares of Common Stock was inadequate. Each share of Series C Preferred Stock is convertible into 125 shares of Common Stock and votes on an as-converted basis, subject to mandatory conversion upon an increase in authorized Common Stock, see Proposal 5.

     In December 2001, a company controlled by Mr. Ammosov purchased 1,250,000 shares of Common Stock at $.08 per share and simultaneously Linkcapital Business Consulting, Ltd. ("Linkcapital"), a second company controlled by him, acquired for $400,000 a 10% Convertible Subordinated Debenture in the principal amount of $400,000 and repayable in five years. The Debentures are convertible into Common Stock at prices ranging from $.25 per share in the first year to $.75 in the fifth year. Mr. Ammosov became a director of the Company in March 2002.

     Linkcapital holds a 49% interest in a venture with the Company for the marketing in Russia of products under the Company's distribution agreement with Realtime Access, Inc. ("RTA"). The distribution agreement was entered into in September 2001 and covers Bulgaria, Russia, Turkey and Ukraine. Mr. Mody is a director and a shareholder of RTA and Mr. Mehta is a director of RTA. In April 2002, RTA filed for reorganization under Chapter 11 of the Federal Bankruptcy Law.

     In August 2002, Shrikant C. Mehta, a director of the Company, purchased 173,333 shares of the Company's newly-authorized Series D Preferred Stock for $650,000. Each share of Series D Preferred Stock is convertible into 125 shares of Common Stock, votes on an as-converted basis on most matters, is subject to


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


mandatory conversion upon an increase in authorized Common Stock, and has a liquidation preference of $3.75 per share.


                                   PROPOSAL 2

                     APPROVAL OF REINCORPORATION IN DELAWARE

GENERAL

     The Board of Directors has approved and declared advisable a proposal to change the Company's state of incorporation from New York to Delaware. The Reincorporation will be effected by merging the Company with and into Distinctive Devices, Inc., a Delaware corporation ("DDI-DE"), in accordance with the terms of an Agreement and Plan of Merger (the "Merger Agreement"). A copy of the form of Merger Agreement is attached to this Proxy Statement as Exhibit A, and statements herein regarding such Agreement are qualified by reference to the complete Merger Agreement.

     Upon the effective date of the Reincorporation, every outstanding share of the Company's Common Stock will be automatically exchanged for one share of the common stock of DDI-DE (the "DDI-DE Common Stock"), each outstanding share of Series C Preferred Stock will be exchanged for 125 shares of DDI-DE Common Stock, and each outstanding share of Series D Preferred Stock will be exchanged for 125 shares of DDI-DE Common Stock, subject to approval of a reverse stock-split, which is Proposal 4 to this Proxy Statement, and implementation thereof prior to the effective date of the Reincorporation. The Company will cease to exist as a New York corporation, and DDI-DE will be the continuing or surviving corporation of the Reincorporation. Thus, DDI-DE will succeed to all of the business and operations, own all of the assets and other properties and will assume and become responsible for all of the liabilities and obligations of the Company. The Reincorporation, therefore, will not involve any change in the business, properties or management of the Company. The name of the surviving company will be Distinctive Devices, Inc. The persons serving as officers and directors of the Company will serve as the officers and directors of DDI-DE after the Reincorporation, see Proposal 1, "Election of Directors."

     At the Board's direction, DDI-DE was formed as a wholly-owned subsidiary of the Company for the purpose of the Reincorporation. The only activities that DDI-DE will engage in prior to the Reincorporation are formation and organizational matters.

PURPOSE OF MERGER AND REINCORPORATION

     The purpose of the Reincorporation is to change the state of incorporation and legal domicile of the Company from New York to Delaware. The Board of Directors believes that this change in the domicile would be in the best interests of the Company and its shareholders.

     The Company was incorporated in New York in 1961 as its initial operations were located in New York. Over the years, the Company has moved its operations, whereby it has ceased any activities in New York and now has its principal operations in New Jersey. Delaware has long been a leading state in adopting, construing, and implementing comprehensive and flexible corporate laws that respond to the legal and business needs of corporations. As a result, the Delaware General Corporation Law (the "DGCL") is widely regarded to be one of the best-defined bodies of corporate law in the United States. The Delaware legislature is particularly sensitive to corporate law issues, and Delaware courts have developed considerable expertise in construing Delaware's corporate law. Accordingly, the Board of Directors believes that Delaware law would provide greater predictability in the Company's legal affairs than is currently available under New York law.

     The interests of the Company's Board of Directors, management, and affiliated shareholders in voting on the Reincorporation proposal may not be the same as those of unaffiliated shareholders. Delaware law does not afford minority shareholders some of the rights and protections available under New York law. A discussion of the principal differences between New York and Delaware law as they affect shareholders is set forth below in the section entitled "Significant Changes Caused by the Reincorporation."

AUTHORIZED SHARES OF STOCK

     The Company's Certificate of Incorporation authorizes 20,000,000 shares of Common Stock, par value $.05 per share, and 1,000,000 shares of preferred stock, par value $1.00 per share (the "Preferred Stock"), of which 19,134,824 shares of Common Stock, 10,000 shares of Series C Preferred Stock and 173,333 shares of Series D Preferred Stock were issued and outstanding as of the Record Date. DDI-DE's Certificate of Incorporation authorizes 100,000,000 shares of common stock, par value $0.001 per share and 5,000,000 shares of preferred stock, par value $0.001. Assuming the Reincorporation proposal is not approved, Proposal 5 in this Proxy Statement provides for shareholders to vote upon proposed increases in the authorized capital stock of the Company, and Proposal 4 seeks authorization for the Board to implement a reverse stock split (the "Reverse Split"). Should the Reverse Split be implemented prior to effecting the Reincorporation, depending upon the ratio for the Reverse Split, DDI-DE would reduce the number of authorized shares of its capital stock in order to lower its Delaware franchise tax liability. The only shares of capital stock that DDI-DE will issue in connection with the Reincorporation are shares of DDI-DE Common Stock in exchange for the Company's outstanding Common Stock and upon mandatory conversion of the outstanding Preferred Stock.

EXCHANGE OF THE STOCK

     Assuming shareholder approval of this proposal, as soon as the Reincorporation becomes effective, each outstanding share of the Company's Common Stock will automatically convert into and be exchangeable for one share of DDI-DE Common Stock, and each share of outstanding Series C Preferred Stock and Series D Preferred Stock will be exchanged for 125 shares of DDI-DE Common Stock; provided that in the event the Reverse Split in Proposal 4 is approved and implemented prior to the effective date of the Reincorporation, the exchange will be based upon the outstanding post-split capital stock of the Company and the Company shareholders will automatically become stockholders of DDI-DE. In lieu of issuing fractional shares, any exchange resulting in fractional shares will be rounded up or down to the nearest whole share, provided that at least one whole share would be issued to each record holder.

     Shareholders do not need to take any action to exchange their stock certificates for DDI-DE stock certificates prior to the Special Meeting. Upon completion of the Reincorporation, DDI-DE will send a notice to all shareholders of the Company as of the effective date of the Reincorporation, notifying them of the completion and advising them how to exchange their certificates of shares of the Company's Common Stock for DDI-DE stock certificates. Shareholders should not destroy their old certificates. After the Reincorporation, shareholders of the Company may continue to make sales or transfers using their Company stock certificates. DDI-DE will issue new certificates representing shares of DDI-DE Common Stock for transfers occurring after the Reincorporation. On request, DDI-DE will issue new certificates to anyone who holds Company stock certificates in exchange therefor. Any request for new certificates into a name different from that of the registered holder will be subject to normal stock transfer requirements, including proper endorsement and signature guarantee, if required.

     Shareholders do not have any statutory appraisal rights on the Reincorporation.

TRANSFERABILITY OF SHARES

     Shareholders whose shares of the Company's Common Stock are freely tradable before the Reincorporation will own shares of DDI-DE that are freely tradable after the Reincorporation. Similarly, any shareholders holding securities with transfer restrictions before the Reincorporation will hold shares of DDI-DE that have the same transfer restrictions after the Reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act, those who hold DDI-DE stock certificates will be deemed to have acquired their shares on the date they originally acquired their Company shares.

     After the Reincorporation, DDI-DE will continue to be a publicly held company, and, like the Company's shares, shares of DDI-DE will be quoted on the OTC Bulletin Board, however under a different trading symbol and CUSIP number. DDI-DE will also file periodic reports and proxy material with the SEC and provide to its stockholders the same types of information that the Company has previously filed and provided.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

     The discussion of U.S. federal income tax consequences set forth below is for general information only and does not purport to be a complete discussion or analysis of all potential tax consequences that may apply to a shareholder. Shareholders are urged to consult their tax advisors to determine the particular tax consequences of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

     The following discussion sets forth the principal U.S. federal income tax consequences of the Reincorporation to the Company shareholders who hold their shares as a capital asset. It does not address all of the federal income tax consequences that may be relevant to particular shareholders based upon their individual circumstances or to shareholders who are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares pursuant to the exercise of employee stock options or otherwise as compensation.

     The following disclosure is based on the Internal Revenue Code of 1986, as amended (the "Code"), laws, regulations, rulings and decisions in effect as of the date of this Proxy Statement, all of which are subject to change, possibly with retroactive effect, and to differing interpretations. The following disclosure does not address the tax consequences to our shareholders under state, local and foreign laws. The Company has neither requested nor received a tax opinion from legal counsel with respect to the consequences of the Reincorporation. No rulings have been or will be requested from the Internal Revenue Service with regard to the consequences of Reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences set forth below.

     The Reincorporation provided for in the Merger Agreement is intended to be a tax-free reorganization under the Code. Assuming the Reincorporation qualifies as a reorganization, no gain or loss will be recognized to the holders of the Company's capital stock as a result of consummation of the reincorporation, and no gain or loss will be recognized by the Company or DDI-DE. Each former holder of the Company's Common Stock will have the same basis in the capital stock of DDI-DE received by that holder pursuant to the reincorporation as that holder has in the Company's Common Stock held by that holder at the time the Reincorporation is consummated. Each shareholder's holding period with respect to DDI-DE's Common Stock will include the period during which that holder held the corresponding Company Common Stock, provided the latter was held by such holder as a capital asset at the time of consummation of the Reincorporation was consummated.

ACCOUNTING TREATMENT

     In accordance with generally accepted accounting principles, the Company expects that the Reincorporation will be accounted for as a reorganization of entities under common control and recorded at historical cost.

REGULATORY APPROVALS

     The Reincorporation will not be consummated until after shareholder approval. The Company will obtain all required consents of governmental authorities, including the filing of a Certificate of Merger with the Secretary of State of the State of New York and the filing of a Certificate of Ownership and Merger with the Secretary of the State of Delaware.

SIGNIFICANT CHANGES CAUSED BY THE REINCORPORATION

     Delaware law differs in certain respects from New York law. Although it is not practical to compare all the differences between the laws governing corporations in New York and Delaware, the following discussion provides a summary of the material differences which may affect the rights of shareholders. The Company's corporate affairs are governed at present by the Business Corporation Law of New York (the "New York Law") and by its Certificate of Incorporation filed in New York (the "New York Certificate") and by the By-laws adopted pursuant to New York Law (the "New York By-laws"). Following the Reincorporation, the Company's corporate affairs will be governed by the DGCL and by the certificate of incorporation of DDI-DE (the "Delaware Certificate") and by the by-laws of DDI-DE (the "Delaware By-laws"). Both sets of Certificates of Incorporation and By-laws are available for inspection during business hours at the Company's principal executive offices. In addition, copies may be obtained by writing to the Company at Distinctive Devices, Inc., One Bridge Plaza, Suite 100, Fort Lee, NJ 07024, Attention: Secretary.

     Under New York Law, a person who owns stock of the Company is referred to as a "shareholder;" while under Delaware Law, such person is known as a "stockholder." Such terms have the same meaning and are used herein interchangeably.

     Action by Written Consent of Shareholders in lieu of a Shareholder Vote. New York Law allows shareholders to act by written consent in lieu of a meeting only by unanimous written consent of those shareholders who would have been entitled to vote on a given action at a meeting, unless the certificate of incorporation permits that action to be taken by the holders of outstanding shares having at least the minimum number of votes required to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. The New York Certificate does not contain such a provision. Conversely, Delaware Law states that unless the certificate of incorporation provides otherwise, stockholders may act by written consent if at least the minimum number of votes required to authorize that action at a meeting at which all shares entitled to vote thereon were present and voted. The Delaware Certificate does not contain any provision to the contrary so stockholders may take action by written consent to the extent permitted by Delaware Law.

     Amendment of By-laws. Delaware Law allows a Board of Directors to recommend that stockholders amend the certificate of incorporation, and a majority of the shares entitled to vote at a stockholders' meeting are normally enough to approve that amendment. Under New York Law, except for certain ministerial changes to the certificate of incorporation that the Board of Directors may authorize and except as otherwise required by the certificate of incorporation, the Board of Directors may recommend an amendment to the certificate of incorporation for approval by shareholders and a majority of the shares entitled to vote at a shareholders' meeting is enough to approve that amendment.

     Who May Call a Special Meeting of Shareholders. Under both New York Law and Delaware Law, the Board of Directors or anyone authorized in the certificate of incorporation or by-laws may call a special meeting of shareholders. Under both the New York By-laws and the Delaware By-laws a special meeting can be called by the President, any two directors or by any officer instructed by the Board to call the meeting, or shareholders holding at least 25% of the shares entitled to vote at the meeting.

     Right of Shareholders to Inspect Shareholder List. Under New York Law, a shareholder of record may inspect the list of shareholders of record if at least five days previously he delivered a written demand to do so. A corporation may deny a shareholder's demand if the shareholder refuses to give an affidavit that his inspection is not for certain purposes unrelated to company business and that the shareholder has not been involved in the last five years in selling or offering to sell a list of record shareholders. Under Delaware Law, any stockholder may, upon making a demand under oath stating the purpose thereof, inspect the stockholders' list for any purpose reasonably related to that person's interest as a stockholder. In addition, for at least ten days prior to each stockholder's meeting, as well as at the meeting, a Delaware corporation must make available for examination a list of stockholders entitled to vote at the meeting.

     Vote Required for Certain Transactions. Until February 1998, New York Law required the holders of at least two-thirds of the outstanding stock of a New York corporation to approve certain mergers, consolidations or sales of all or substantially all the corporation's assets that may occur outside the ordinary course of business. Since February 1998, a New York corporation then in existence, which would include the Company, may provide in its certificate of incorporation that the holders of a majority of the outstanding stock may approve such transactions. The Company has not, however, adopted such a provision in its Certificate of Incorporation, and so the holders of at least two-thirds of the Company's outstanding stock must approve such transactions.

     Under Delaware Law, unless the certificate of incorporation or by-laws provide otherwise (but in no case may such requirement be less than one-third of the outstanding stock entitled to vote on such transactions), the holders of a majority of the outstanding stock entitled to vote on such transactions have the power to approve a merger, consolidation, or sale of all or substantially all the assets. The Delaware Certificate does not contain any provision otherwise, so the holders of a majority of the outstanding stock entitled to vote thereon may approve a merger, consolidation, or sale of all or substantially all of the Company's assets. Notwithstanding the foregoing, under Delaware Law the vote of the stockholders of the surviving corporation is not required to authorize a merger if these three conditions are met:

     - the merger agreement does not amend the surviving corporation's certificate of incorporation;

     - each share of stock of the surviving corporation that is outstanding or in the treasury immediately prior to the effective date of the Merger is to be an identical outstanding or treasury share of the surviving corporation after the effective date; and

     - the merger results in no more than a 20% increase in its outstanding common stock.

     Special vote requirements may apply to certain business combinations with interested shareholders. See the discussion of these requirements below under the heading "Business Combinations with Interested Shareholders."

     Limitation of Directors' Liability. Both New York Law and Delaware Law permit a corporation to limit a director's personal liability for actions taken in that director's official capacity. Under New York Law, a director is not liable to the corporation for the benefit of its creditors or shareholders for damages if the director has acted in good faith and with the same degree of care that an ordinarily prudent person would exercise in similar circumstances. New York Law also permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director, with certain specific exceptions, to the corporation or its shareholders for damages for any breach of duty in that capacity. The New York Certificate does not contain such a provision. However, Proposal 5 in this Proxy Statement seeks shareholder approval of an amendment to the New York Certificate to provide for the limitation of directors' liability to the extent permitted under the New York Law. Under Delaware Law limits on a director's liability must be addressed in the certificate of incorporation. The Delaware Certificate limits directors' monetary liability to the fullest extent permitted by Delaware Law. However, in some cases directors may be liable despite these limitations. Delaware Law forbids any limitation of liability where (1) a director breached the duty of loyalty to the corporation or its stockholders, (2) a director's acts or omissions were not in good faith or involved intentional misconduct or a knowing violation of law, (3) a director received an improper personal benefit from a transaction involving the corporation, or (4) a director authorized an unlawful dividend or stock repurchase or redemption.

     Indemnification of Directors and Officers. With some variations, both New York Law and Delaware Law allow a corporation to "indemnify," that is, to make whole, any person who is or was a director or officer of the corporation if that person is held liable or incurs costs for something that person did or failed to do in an official capacity.

     Additionally, each of the two laws permits a corporation to purchase insurance for its directors and officers against some or all of the costs of such indemnification or against liabilities arising from actions and omissions of the insured person, even though the corporation may not have power to indemnify the person against such liabilities. New York Law, however, restricts the kinds of claims that may be made under insurance purchased by the corporation against these liabilities. For example, there would be no insurance coverage if the person to be indemnified was guilty of deliberate dishonesty and that dishonesty was material to the event that produced the claim, or if the person gained some financial profit or other advantage to which he or she was not legally entitled.

     If the Reincorporation is approved by the Company's shareholders, the New York Law indemnification provisions will continue to apply to acts and omissions that occurred prior to the effective date of the Reincorporation.

     Transactions with Interested Directors. New York Law provides several methods for establishing the validity of transactions between a corporation and interested directors, including a vote by the uninterested directors. The comparable provision of Delaware Law provides that no transaction between a corporation and an interested director is void or voidable solely because such director is present at or participates in the meeting or because that director's votes are counted if the material facts of that director's interest are known to the board of directors and the board of directors in good faith authorizes the transaction by vote of a majority of the disinterested directors, or if that director's interest is disclosed to stockholders and the stockholders in good faith approve the transaction.

     Appraisal Rights. Generally, "appraisal rights" entitle dissenting shareholders to receive the fair value of their shares in a merger or consolidation of a corporation or in a sale of all or substantially all its assets. New York Law also extends appraisal rights to an exchange of a corporation's shares. New York Law provides that dissenting shareholders have no appraisal rights if their shares are listed on the New York Stock Exchange or another national securities exchange. However, in the case of shares not listed on an exchange, appraisal rights under New York Law allow a voting and dissenting shareholder of a New York corporation, with various exceptions, to receive fair value for its shares in such transactions. One exception is a merger between a parent corporation and its subsidiary when the parent owns at least 90% of the subsidiary. In this case, a shareholder of the parent corporation has no appraisal rights. When appraisal rights are available, the shareholder may have to request the appraisal and follow other required procedures.

     Similarly, under Delaware Law, appraisal rights are not available to a stockholder if, among other things, the corporation's shares are listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., held by more than 2,000 stockholders of record, or if the corporation will be the surviving corporation in a merger that does not require the approval of the surviving corporation's stockholders. However, regardless of the foregoing, a dissenting shareholder in a merger or consolidation has appraisal rights under Delaware Law if the transaction requires the exchange of shares for anything of value other than one or more of the following:

     - shares of stock of the surviving corporation or of a new corporation that results from the merger or consolidation;

     - shares of another corporation that will be listed on a national securities exchange, designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held by more than 2,000 stockholders of record after the merger or consolidation occurs; or

     - cash instead of fractional shares of the surviving corporation or another corporation.

     Business Combinations with Interested Shareholders. Under New York Law, an interested shareholder is generally prohibited from entering into certain types of business combinations with a New York corporation for a period of five years after becoming an "interested shareholder," unless the Board of Directors approved either the business combination or the acquisition of stock by the interested shareholder before the interested shareholder acquired its shares. An "interested shareholder" under New York Law is generally a beneficial owner of at least 20% of the corporation's outstanding voting stock or is an affiliate or associate of a corporation who owned at least 20% of the outstanding stock within the preceding five years. "Business combinations" under New York Law include the following:

     - mergers and consolidations between corporations or with an interested shareholder;

     - sales, leases, mortgages, pledges, transfers or other dispositions to an interested shareholder of assets with an aggregate market value which either equals 10% or more of the corporation's consolidated assets or outstanding stock, or represents 10% or more of the consolidated earning power or net income of the corporation;

     - issues and transfers to an interested shareholder of stock with an aggregate market value of at least 5% of the aggregate market value of the outstanding stock of the corporation;

     - liquidation or dissolution of the corporation proposed by or in connection with an interested shareholder;

     - reclassification or recapitalization of stock that would increase the proportionate stock ownership of an interested shareholder; and

     - the receipt by an interested shareholder of benefit from loans, guarantees, pledges or other financial assistance or tax benefits provided by the corporation.

     New York Law allows such a business combination to take place five or more years after the interested shareholder became an interested shareholder if the transaction is approved by a majority of the voting stock not owned by the interested shareholder or by an affiliate or associate of the interested shareholder. Business combinations are also permitted when certain statutory "fair price" requirements are met and in certain other circumstances.

     Section 203(a) of DGCL generally prohibits an interested stockholder from entering into certain types of business combinations with a Delaware corporation for three years after becoming an interested stockholder unless:

     - before the stockholder became an interested stockholder, the Board of Directors approved the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

     - after the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, subject to technical calculation rules; or

     - on or after the time the interested stockholder became an interested stockholder, the board of directors approved the business combination, and at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder also ratified the business combination at a stockholders' meeting.

     An "interested stockholder" under Delaware Law is any person other than the corporation and its majority-owned subsidiaries who owns at least 15% of the outstanding voting stock or is an affiliate or associate of the corporation who owned at least 15% of the outstanding stock within the preceding three years, and this definition includes affiliates of the corporation. Briefly described, the prohibited combinations include:

     -    mergers or consolidations;

     - sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of 10% or more of (1) the aggregate market value of all assets of the corporation or (2) the aggregate market value of all the outstanding stock of the corporation;

     - any transactions resulting in the issuance or transfer by the corporation of stock in the corporation to the interested stockholder except in limited instances;

     - receipt by the interested stockholder of the benefit of loans, advances, guarantees, pledges or other financial benefits provided by the corporation; and

     - any other transaction, with certain exceptions, that increases the proportionate share of the stock owned by the interested stockholder.

     Proxies. Under New York Law, a proxy cannot be voted or acted upon after 11 months from its date unless the proxy provides for a longer period. Under Delaware Law a proxy cannot be voted or acted upon after three years from its date unless the proxy provides for a longer period.

     Nomination of Directors. Neither the New York Certificate nor the New York By-laws contain provisions regarding the nomination of directors. The Delaware By-laws provide that nominations of directors may be made at annual meetings of stockholders by or at the direction of the Board of Directors, or by any stockholder entitled to vote for the election of directors at such annual meeting who provides timely notice to the Secretary of the Corporation.

     Other Changes to Reflect Technical Differences Between Delaware Law and New York Law. In addition to the changes described above, certain technical changes have been made in the Delaware Certificate and Delaware By-laws from the New York Certificate and New York By-laws to reflect differences between Delaware Law and New York Law. Such technical changes include designation of a registered office and registered agent in the State of Delaware for jurisdiction in certain claims against the Corporation.

BLANK CHECK PREFERRED

     Both the Company and DDI-DE authorize their respective Boards of Directors to issue shares of Preferred Stock in series with such preferences as designated at the time of issuance. The Board of Directors of DDI-DE does not currently intend to seek stockholder approval prior to any issuance of shares of its Preferred Stock if the Reincorporation proposal is approved, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and the Board of Directors believes that the delay necessary for stockholder approval of a specific issuance would be a detriment to DDI-DE and its stockholders. The Board of Directors does not intend to issue any Preferred Stock except on terms which the Board of Directors deems to be in the best interests of DDI-DE and its then existing stockholders. The foregoing has been the policy of the Company's Board of Directors.

     It should be noted that the voting rights and other rights to be accorded to any unissued series of Preferred Stock of DDI-DE remain to be fixed by the Delaware Board. Accordingly, if the Delaware Board so authorizes, the holders of Preferred Stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions or might be given a disproportionately large number of votes. Such Preferred Stock could also be convertible into a large number of shares of common stock of DDI-DE under certain circumstances or have other terms that might make acquisition of a controlling interest in DDI-DE more difficult or more costly, including the right to elect additional directors to the Board of Directors of DDI-DE. Potentially, Preferred Stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of DDI-DE. Also, Preferred Stock could be privately placed with purchasers who might side with the management of DDI-DE in opposing a hostile tender offer or other attempt to obtain control.

FINANCIAL STATEMENTS

     Accompanying this Proxy Statement are the Company's (i) 2001 Annual Report containing its Form 10-KSB for the fiscal year ended December 31, 2001; and (ii) Quarterly Report on Form 10-QSB for the three and the six month periods ended June 30, 2002. The Annual Report includes audited financial statements for the two years ended December 31, 2001.

BOARD RECOMMENDATION

     A vote FOR the Reincorporation will constitute approval of the merger, the Delaware Certificate, the Delaware By-laws, and adoption and assumption by DDI-DE of the Company's employee benefit plans, agreements and liabilities.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE REINCORPORATION.


                                   PROPOSAL 3

                     RATIFICATION OF 2001 STOCK OPTION PLAN

GENERAL

     The Board of Directors of the Company has unanimously approved for submission to a vote of the shareholders a proposal to ratify adoption of the 2001 Stock Option Plan covering 6,500,000 shares of Common Stock reserved for issuance pursuant to the exercise of options granted thereunder. The number of authorized number of shares of Common Stock under the 2001 Option Plan assumes shareholder approval of the Reincorporation and the increase in capital stock proposals. Assuming implementation of the Reverse Split, the number of shares of Common Stock reserved for the 2001 Option Plan may be reduced to give effect to the Reverse Split. It is noted that DDI-DE has adopted an option plan identical to the Company's 2001 Option Plan. Assuming approval of the Reincorporation, any options granted under the Company's 2001 Option Plan would be exchanged for options under the DDI-DE plan on the same ratio as the Common Stock exchange ratio. A copy of the 2001 Option Plan is attached to this Proxy Statement as Exhibit B, and statements herein regarding the Plan are qualified by reference to the complete Plan.

     As of the Record Date, no stock options have been granted under the 2001 Option Plan. Mr. Mody had been granted an option thereunder to purchase 500,000 shares, however, such option has been cancelled. There are no other stock options outstanding to purchase shares of the Company's Common Stock.

PURPOSES OF THE 2001 OPTION PLAN

     The purposes of the 2001 Option Plan are to (i) provide incentives to certain directors, officers, employees and other persons who perform services on behalf of the Company and any subsidiaries of the Company by providing them with opportunities to purchase Common Stock in the Company pursuant to options granted thereunder which qualify as "incentive stock options" under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") ("ISO") or which do not qualify as ISOs ("Non-Qualified Option" or "NQSO") and (ii) to individuals who are directors but not also employees of the Company and the subsidiaries ("Non-Employee Directors"), and to individuals who are independent contractors, or consultants to the Company or its subsidiaries, by providing them with opportunities to purchase Common Stock pursuant to NQSOs.

ADMINISTRATION

     The 2001 Option Plan is administered by the Compensation Committee (the "Committee"), each member of which is a Non-Employee Director within the meaning of Rule 16b-3 or any successor provision under the Exchange Act, or the whole Board of Directors. The Committee has authority (i) to select the individuals who are to be granted options from among those eligible to participate in the Option Plan, (ii) to establish the number of shares which may be issued under each option, (iii) to determine at what time options may be granted, (iv) to determine the exercise price of shares subject to each option, (v) to determine the time at which each option shall become exercisable and the duration of the exercise period, (vi) to determine whether restrictions are to be imposed on shares subject to options and the nature of such restrictions, if any, and (vii) to interpret the Option Plan and prescribe and rescind rules and regulations relating to it.

ELIGIBILITY

     Options may be granted only to (i) individuals who are employees of the Company and its subsidiaries, including officers and directors who are also employees at the time the Option is granted, (ii) Non-Employee Directors, and
(iii) any other persons who perform services for or on behalf of the Company and its subsidiaries, affiliates or any entity in which the Company has an interest, or who are deemed by the Board of Directors to be in a position to perform such services in the future. Options that constitute ISOs may only be granted to employees described in clause (i) above, and Non-Employee Directors shall only be granted NQSOs. No option shall be granted pursuant to the Plan after October 28, 2011.

OPTION PRICE AND TERMS

     Options granted under the 2001 Stock Option Plan may be either ISOs or NQSOs. The option price of each share of Common Stock subject to an option will be fixed by the Committee but shall not be less than the fair market value of the Common Stock on the date of grant of the option, defined as the average bid and ask price over the prior five days' trading. An option designated as an ISO is intended to qualify as such under Section 422 of the Code. Thus, the aggregate fair market value, determined at the time of grant, of the shares with respect to which ISO's are exercisable for the first time by an individual during any calendar year may not exceed $100,000. NQSOs are not subject to this requirement. Certain adjustments in the option price may be made for extraordinary dividend distributions. The Committee determines the option period, provided it is not longer than five years, in the case of ISOs granted to employees who hold 10% of the outstanding stock of the Company, 10 years in the case of ISOs generally, or 10 years, in the case of NQSOs, subject to earlier termination, the vesting period and the payment terms. In the event of termination of employment, the Optionee may exercise his options at any time within one year of the termination, but in no event later than the expiration date of the option; however, if the employee is terminated "for cause," the option expires immediately. All options vest immediately upon a "change of control" of the Company. Upon exercise of an option, payment for shares may be made in cash, or, if the option agreement so provides, in shares of Common Stock calculated based upon their fair market value as of the date of their delivery or, a combination of stock and cash.

TRANSFERABILITY

     Options granted under the 2001 Stock Option Plan are not assignable or transferable by the Optionee otherwise than (i) by will or the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order or Title I of the Employee Retirement Income Security Act or (iii) with respect to NQSOs, to a spouse or lineal descendant of the optionee. Options are exercisable during the lifetime of the Optionee only by the Optionee or by the Optionee's guardian or legal representative.

TERMINATION, SUSPENSION OR MODIFICATION OF THE 2001 OPTION PLAN

     The Board of Directors may terminate, suspend, or modify the 2001 Option Plan at any time but may not, without authorization of the Company's stockholders, effect any change which under Section 16(b) of the Securities Exchange Act of 1934, as amended, applicable state corporation law or tax law, or the rules of any national securities exchange or national quotation system on which the Common Stock is then listed or traded requires the prior approval of stockholders.

FEDERAL INCOME TAX CONSEQUENCES

     A participant under the 2001 Option Plan does not realize income for federal income tax purposes as a result of (i) the grant of an ISO under the 2001 Option Plan or (ii) the exercise of an ISO under the 2001 Option Plan. The Company is not entitled to a federal income tax deduction upon the grant or exercise of an ISO. Long-term capital gains tax rates will apply to the gain (excess of the amount received for the shares over the amount paid for the shares) at the time that the participant disposes of the shares provided that certain holding requirements discussed below are met. The spread between the exercise price and the fair market value of the transferred shares at the time of the exercise of an ISO is included in alternative minimum taxable income subject to the alternative minimum tax for the taxable year in which such transfer occurs. If the shares are disposed of in the same taxable year and the amount realized is less than that fair market value at the time of exercise, the amount included in the alternative minimum taxable income will not exceed the amount realized over the adjusted basis of the shares.

     The availability of the income tax treatment discussed in the foregoing paragraph is subject to two conditions. First, the participant must continue to be an employee of the Company or a parent or subsidiary of the Company at all times during the period beginning on the date that the ISO was granted and ending (with exceptions for disability and death) on the date three months before the option is exercised. Second, such income tax treatment is available only if the participant does not dispose of the shares acquired pursuant to the exercise of the ISO (i) within two years from the date of granting of the option nor (ii) within one year after the shares were issued pursuant to the exercise of the option. If the participant disposes of the shares prior to the expiration of the required holding period, the participant realizes ordinary income in the year of disposition and the same amount is then deductible by the Company.

     A participant realizes no income as a result of the grant of a NQSO under the 2001 Option Plan. However, a participant realizes ordinary income upon the exercise of the NQSO (or at the later date described below) equal to the excess of the fair market value of the shares at the time of exercise (or at such later date) over the option exercise price. The Company is not entitled to a federal income tax deduction upon the grant of the NQSO, but upon transfer of the shares to such participant upon its exercise (or at the later date described below) an amount corresponding to the participant's taxable income becomes deductible by the Company. The amount of income recognized at the time of exercise is added to the option price to determine the participant's basis in the shares, and any further appreciation upon ultimate sale of the shares is taxable as short- or long-term capital gains (with the holding period measured from the date of exercise). If the shares received upon exercise are not transferable and are subject to a substantial risk of forfeiture, the realization of compensation income is postponed until the earlier of the lapse of the forfeiture restrictions or the making of an "IRC 83(b) election." For such purposes, potential liability by Company insiders under securities laws with respect to short swing trading constitutes a substantial risk of forfeiture. Where other shares of stock have been purchased within six months of exercise of the option, recognition of the compensation attributable to such exercise may be postponed for a period of six months from the date of purchase of such other shares of stock due to such liability.

     THE FOREGOING SUMMARY OF THE EFFECT OF UNITED STATES FEDERAL INCOME TAXATION LAWS UPON THE OPTIONEE OR PURCHASER AND THE COMPANY IN CONNECTION WITH THE 2001 OPTION PLAN DOES NOT PURPORT TO BE COMPLETE, AND REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

BOARD RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE 2001 STOCK OPTION PLAN.

                                   PROPOSAL 4

     AUTHORIZE THE BOARD OF DIRECTORS TO EFFECT A REVERSE STOCK SPLIT (FALLING WITHIN A RANGE BETWEEN AND INCLUDING A ONE-FOR-FOUR AND A ONE-FOR-TEN, REVERSE STOCK SPLIT) OF THE COMPANY'S OUTSTANDING COMMON STOCK, DEPENDING UPON A DETERMINATION BY THE BOARD THAT A REVERSE STOCK SPLIT IS IN THE BEST INTERESTS OF THE COMPANY AND THE SHAREHOLDERS

BACKGROUND

     The Board of Directors authorized, subject to shareholder approval, a Reverse Split (any one falling within a range between and including a one-for-four and a one-for-ten split) of the Company's outstanding Common Stock that may be effected by the Board depending on market conditions. The intent of the Reverse Split is to increase the marketability and liquidity of the Common Stock.

     If the Reverse Split is approved by the shareholders at the Special Meeting, the Board of Directors will select the ratio, which shall fall within a range between and including a one-for-four and a one-for-ten, which, in its judgment, would result in the greatest marketability and liquidity of the Common Stock, based upon prevailing market conditions, on the likely effect on the market price of the Common Stock and other factors deemed relevant.

     If approved by the shareholders, the Reverse Split would become effective on any date (the "Effective Date") selected by the Board of Directors on or prior to the Company's next meeting of shareholders, provided that should the Reincorporation in Proposal 2 be approved, the determination to effect the Reverse Split would be made prior to the effective date of the Reincorporation. Upon the Reincorporation, the post-split shares of the Company's Common Stock would be exchanged on a one-for-one basis for shares of DDI-DE Common Stock If no Reverse Split is effected by such date, the Board of Directors will take action to abandon the Reverse Split. The procedures for the consummation of the Reverse Split are attached hereto as Exhibit C.

     The primary reasons for the Reverse Split are to permit the Company to have sufficient authorized but unissued shares of Common Stock for future issuance and to try to increase the per share price in order to facilitate trading activity in the Common Stock.

     There are presently 20,000,000 shares of Common Stock authorized of which 19,134,824 shares are issued and outstanding. In addition, the Company is committed to issue: (i) 22,916,666 shares upon the conversion of the outstanding Series C and Series D Preferred Stock, (ii) up to 6,500,000 shares assuming shareholders ratify the adoption of the 2001 Option Plan, see Proposal 3, and
(iii) 1,600,000 shares assuming conversion of Debentures prior to December 26, 2002. The Company also desires to have additional authorized shares for future capital raising, acquisitions and other options, although there are no current plans for any such issuances other than described above.

     In the event neither this Proposal nor the Reincorporation Proposal is adopted, the Company would be compelled to seek approval at the next shareholders meeting of an increase in the authorized shares of capital stock beyond the increase sought in Proposal 5, and may have to postpone implementation of certain corporate transactions pending approval of a further increase in the authorized capital stock.

PURPOSES AND EFFECTS OF A REVERSE SPLIT

     Consummation of the Reverse Split will not alter the number of authorized shares of Common Stock, which will remain 20,000,000 shares, $.05 par value, assuming neither the Reincorporation nor Proposal 5 is approved. Consummation of the Reverse Split will not have any federal tax consequences to shareholders.

     The Common Stock is listed for trading on the OTC Bulletin Board under the symbol DDEV. On the Record Date, the reported closing price of the Common Stock on the OTC Bulletin Board was $0.02 per share.

     The Board believes that the current per share price of the Common Stock limits the effective marketability of the Common Stock because of the reluctance of many brokerage firms and institutional investors to recommend lower-priced stocks to their clients or to hold them in their own portfolios. Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower-priced stocks economically unattractive. The brokerage commission on a sale of lower-priced stock may also represent a higher percentage of the sale price than the brokerage commission on a higher-priced issue. Any reduction in brokerage commissions resulting from the Reverse Split may be offset, however, in whole or in part, by increased brokerage commissions required to be paid by stockholders selling "odd lots" created by such Reverse Split.

     The Reverse Split would have the following effects upon the number of shares of Common Stock outstanding and the number of authorized and unissued shares of Common Stock (assuming that no additional shares of Common Stock are issued by the Company after the Record Date). The following examples are not exhaustive of all possible Reverse Splits that fall within the Board approved range, and are only intended for illustrative purposes.

                             Common                                   Unissued and
Reverse Stock Split     Stock Outstanding    Reserved Shares*    Authorized Common Stock**
-------------------     -----------------    ---------------     -----------------------
     Current               19,134,824          31,016,666                865,176
     1 for 4                4,783,706           7,754,167              7,462,127
     1 for 6                3,189,137           5,169,444             11,641,419
     1 for 10               1,913,482           3,101,667             14,984,851

----------

* Includes shares reserved under the 2001 Option Plan, and for conversion of the Series C Preferred Stock, the Series D Preferred Stock and Debentures. These reserved shares cannot be exercised or converted unless the shareholders approve the increase in the authorized shares of Common Stock; see Proposal 5. The Series C Preferred Stock and Series D Preferred Stock automatically convert into Common Stock upon approval of Proposal 5.

** Based upon 20,000,000 shares as presently authorized, assumes shareholder approval of the Reverse Split, but does not assume shareholder approval of the increase in the authorized capital stock.

     At the Effective Date, each share of the Common Stock issued and outstanding immediately prior thereto (the "Old Common Stock"), will be reclassified as and changed into the appropriate fraction of a share of the Company's Common Stock (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Shortly after the Effective Date, the Company will send transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for surrender and exchange for certificates representing whole shares of New Common Stock. No certificates or scrip representing fractional share interests in the New Common Stock will be issued. Instead, any fractional share interest will be adjusted either upward or downward to the nearest whole share.

RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE REVERSE SPLIT.


                                   PROPOSAL 5

                  INCREASE IN AUTHORIZED SHARES OF COMMON STOCK
                               AND PREFERRED STOCK

PROPOSAL

     The Company has authorized 20,000,000 shares of Common Stock, $.05 par value, of which 19,134,824 shares are issued and outstanding, and 1,000,000 shares of Preferred Stock, $1.00 par value, of which 10,000 shares of Series C Preferred Stock and 173,333 shares of Series D Preferred Stock are outstanding. In the event shareholders do not approve the Reincorporation (see Proposal 2), the Company will need additional authorized shares of Common Stock to fulfill future needs for capital raising, any option exercises, Preferred Stock conversions, acquisitions and other corporate purposes. Management therefore proposed an amendment to the Company's Certificate of Incorporation (i) to increase the number of authorized shares of Common Stock to 100,000,000 shares and to decrease the par value to $0.001 per share, and (ii) to increase the number of authorized shares of Preferred Stock to 5,000,000 shares and to decrease the par value to $0.001 per share.

BACKGROUND

     The Company has authorized 1,000,000 shares of Preferred Stock, $1.00 par value, of which 60,000 shares have been designated as Series C Preferred Stock and 250,000 shares have been designated as Series D Preferred Stock. The shares of Preferred Stock may be issued having such preferences and rights as the Board of Directors of the Company may designate at the time of issuance, including having anti-takeover provisions. The Board of Directors has no present intention to issue any additional shares of Preferred Stock.

     The holders of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by stockholders. There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors then up for election. In the event of liquidation, dissolution or winding up of the Company, the holders of Common Stock are entitled to share ratably in all assets remaining which are available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the Common Stock. Holders of Common Stock, as such, have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the Common Stock. For other rights of the shareholders, see Proposal 2 - "Approval of Reincorporation in Delaware - Significant Changes Caused by the Reincorporation."

     Holders of shares of the Common Stock are entitled to receive dividends when, as and if declared by the Board of Directors from funds legally available therefore, subject to any preferred or contemporaneous dividend on any outstanding series of Preferred Stock. Management does not intend to declare cash dividends on the Common Stock in the foreseeable future.

     The Company desires to have shares of Common Stock available for the exercise of any options which may be declared under the 2001 Option Plan (see Proposal 3), acquisition of other businesses and financings. The change in the par value from $.05 per share to $.001 per share is needed as the recent market price of the Company's Common Stock on the OTC Bulletin Board was $____ per share. The concept of par value is no longer critical, as evidenced by some states changing their corporate laws to eliminate the par value concept. By reducing the par value, the Company would be able to issue Common Stock at prices reflective of the current market price as determined in good faith by the Board of Directors. The change in par value would have no effect on the rights of the Common Stock other than the minimum amount per share the Company may receive upon the issuance of authorized but unissued shares.

     If the proposed amendment is approved by the stockholders, generally no further stockholder approval would be required for the issuance of the authorized shares of Common Stock, unless required by law or the rules of any national securities exchange or automated quotation system on which the Common Stock may then be listed. The Common Stock is not presently listed on any national securities exchange or automated quotation system. The OTC Bulletin Board is not considered an automatic quotation system. However, upon becoming eligible to list the Common Stock on an exchange or quotation system, management would proceed to secure such listing. Management has no plans to issue any shares of its Common Stock except to the extent previously disclosed herein.

RECOMMENDATION

     In the event this Proposal and the Reincorporation proposal are not approved, the Company will continue as a New York corporation under its present Certificate of Incorporation with only 20,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock authorized, almost all of which is either outstanding or reserved for issuance. Management believes that adoption of this Proposal is necessary in order that the Company has a sufficient number of authorized but unissued shares of Common Stock and Preferred Stock in order to meet its business objectives for the benefit of shareholders.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE CHARTER AMENDMENT FOR THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK.


                                   PROPOSAL 6

                     AMENDMENT TO LIMIT DIRECTORS LIABILITY

PROPOSAL

     Management has authorized, subject to shareholder approval, an amendment (the "Amendment") to the limit the personal liability of members of the Board of Directors to the Company or any of its shareholders resulting breaches of the directors' fiduciary duties under certain circumstances. This limitation on directors' liability was first permitted under New York law subsequent to the Company's formation and has become quite common in the certificates of incorporation of New York corporations. The proposed amendment would add a new Article SEVENTH to the Company's Certificate of Incorporation as follows:

          "No director shall be personally liable to the Corporation or its shareholders for damages for any breach of duty in such capacity, except that this provision shall not eliminate or limit the liability of any director if a judgment or other final adjudication adverse to such director establishes that such director's acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law or that such director personally gained in fact a financial profit or other advantage to which such director was not legally entitled or that such director's acts violated Section 719 of the Business Corporation Law, nor shall this provision eliminate or limit the liability of any director for any act or omission prior to the adoption of this provision.

          Any repeal or modification of this Article SEVENTH shall not increase the personal liability of any director of the Corporation for any act or occurrence taking place prior to such repeal or modification, or otherwise adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

          The provisions of this Article SEVENTH shall not be deemed to limit or preclude indemnification of a director by the Corporation for any liability of a director which has not been eliminated by the provisions of this Article SEVENTH."

REASONS FOR AMENDMENT

     In 1987, New York amended the New York Law adding Section 402(b) to permit the limitation on liabilities of directors as proposed in the Amendment. The New York provision is similar to provisions enacted at that time in the corporation laws of other states. This limitation of liability must be set forth in a corporation's certificate of incorporation. Corporations formed after the effective date of Section 402(b) could insert the limitation provision in their initial certificate of incorporation, while pre-existing corporations have to obtain shareholder approval to amend their certificates of incorporation to add the provision. The Company was incorporated in 1961, so a charter amendment is required for the provision to apply to the Company's directors.

     The Certificate of Incorporation of DDI-DE contains a provision pursuant to Delaware Law that is substantially similar to the proposed amendment herein to the Company's Certificate of Incorporation.

     In the late 1980s, New York and other states amended their corporation laws as a response to substantial increases in premium costs and reductions in coverage for directors' liability insurance policies. The proliferation of stockholder derivative suits for breaches of directors' fiduciary duty caused the insurance carriers to change their directors' liability policies. In an effort to obtain and to maintain qualified directors, most public companies have included in their charters the limitation on directors' liability in accordance with their state of formation.

     The statutorily permitted limitation would allow only monetary liability of the directors to be eliminated or limited as provided for in the Amendment. The Amendment would not relieve a director of liability for breaches of his fiduciary duty of loyalty, if his acts or omissions were in bad faith or involved a knowing violation of law or he had personally gain a financial profit or other advantage to which he was not legally entitled or he violated the statutory provisions governing payment of dividends, share repurchases, liquidating distributions or loans to directors. Moreover, the limitation would not be applicable for acts done prior to the adoption of the proposed Amendment. No suits are currently pending or, to the knowledge of the Company, threatened against the directors alleging a violation of their fiduciary duties to the Company or the shareholders. The proposed Amendment to the Company's Certificate of Incorporation does not have any effect on the remedies of stockholders under the federal securities laws.

     RECOMMENDATION

     The Board of Directors believes that the impact of the Amendment on the ability of the Company to retain experienced and qualified independent directors could be large. Although recognizing that they could have a personal interest in these matters, the Board of Directors strongly urges its approval.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION AS STATED IN THIS PROPOSAL.


                STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

     Shareholders who desire to submit proposals for inclusion in the Company's proxy statement for the 2003 Annual Meeting of Stockholders of the Company must submit such proposals to the Secretary of the Company at the Company's principal executive offices by May 30, 2003. Nothing in this paragraph shall be deemed to require the Company to hold a 2003 Annual Meeting upon the anniversary date of this Meeting or to include in its proxy statement and proxy relating to any such 2003 Annual Meeting any shareholder proposal that does not meet the requirements for inclusion in effect at such time.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     Representatives of Rosen Seymour Shapps Martin & Company LLP ("Rosen Seymour"), the Company's independent accountants for the fiscal year ended December 31, 2001, may attend the Meeting. If in attendance, they will also be given an opportunity to make a statement if they so desire. Goldstein Lewin & Co. ("Goldstein Lewin") had been the Company's independent accountants for the fiscal year ended December 31, 2000. In April 2002, the Board of Directors decided to change back to Goldstein Lewin to be the Company's independent accountants for the fiscal year ending 2002.


                                 OTHER BUSINESS

     Management is not aware of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. However, should any other business properly come before the Meeting, or any adjournment or adjournments thereof, the enclosed proxy confers upon the persons entitled to vote the shares represented by such proxies, discretionary authority to vote the same in respect to any such other business in accordance with their best judgment in the interest of the Company.


                                    By Order of the Board of Directors


                                    Earl M. Anderson, Jr.
                                    Secretary


August 29, 2002

                    DISTINCTIVE DEVICES, INC. SPECIAL MEETING
                        TO BE HELD ON SEPTEMBER 30, 2002


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of DISTINCTIVE DEVICES, INC., a New York corporation (the "Company"), acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, dated August 29, 2002, and hereby constitutes and appoints Sanjay Mody and Earl M. Anderson, Jr., or either of them acting singly in the absence of the other, with the power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of Common Stock of the Company held by the undersigned at the Special Meeting of Shareholders of the Company to be held on September 30, 2002, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

     The undersigned hereby instructs said proxies or their substitutes:

     1. Election of five persons nominated by the Board of Directors to serve as Directors as indicated below:

     FOR all nominees listed below: [ ] (except as indicated)

     WITHHOLD AUTHORITY to vote for all nominees listed below: [ ]

     NOMINEES: Sanjay Mody, Alexander Ammosov, Earl M. Anderson, Jr., Walter E. Freeman and Shrikant C. Mehta.

(INSTRUCTION:  To withhold authority to vote for any individual nominee or nominees, write such nominee's or nominees' name(s) in the space provided below.)

     2. Approve a migratory merger of the Company with Distinctive Devices, Inc., a Delaware corporation.

               FOR [ ]           AGAINST [ ]            ABSTAIN [ ]

     3.   Ratify the adoption of the Company's 2001 Stock Option Plan.

               FOR [ ]           AGAINST [ ]            ABSTAIN [ ]

     4. Approve a reverse stock split within a range of one-for-four and one-for-ten.

               FOR [ ]           AGAINST [ ]            ABSTAIN [ ]

     5. Approve an increase in the authorized shares of Common Stock and Preferred Stock and a decrease in the par value thereof.

               FOR [ ]           AGAINST [ ]            ABSTAIN [ ]

     6. Approve an amendment to the Certificate of Incorporation to eliminate certain liabilities of directors of the Company.

               FOR [ ]           AGAINST [ ]            ABSTAIN [ ]

     7. Upon such other matters as may properly come before the Meeting or any adjournment or adjournments thereof

     This Proxy when properly executed will be voted as directed. If no direction is indicated, this Proxy will be voted FOR the election of the five named individuals as directors, FOR the other proposals.

Please sign, date and mail this proxy immediately in the enclosed envelope.


                                                Name
                                                     ---------------------------


                                                Name (if joint)

                                                --------------------------------

                                                Date  _____________, 2002


                                                Please sign your name exactly as
                                                it appears hereon. When signing
                                                as attorney, executor,
                                                administrator, trustee or
                                                guardian, please give your full
                                                title as it appears hereon. When
                                                signing as joint tenants, all
                                                parties in the joint tenancy
                                                must sign. When a proxy is given
                                                by a corporation, it should be
                                                signed by an authorized officer
                                                and the corporate seal affixed.
                                                No postage is required if
                                                returned in the enclosed
                                                envelope.

                                                                       EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER


     AGREEMENT, dated as of July 24, 2002 (the "Agreement"), between DISTINCTIVE DEVICES, INC., a New York corporation ("DDI-NY"), and DISTINCTIVE DEVICES, INC., a Delaware corporation ("DDI-DE") (DDI-NY and DDI-DE are sometimes referred to herein collectively as the "Constituent Corporations").

                               W I T N E S S E T H:
                               - - - - - - - - - -


     WHEREAS, DDI-DE was incorporated in the State of Delaware on July 10, 2001, and is a wholly-owned subsidiary of DDI-NY; and

     WHEREAS, the Board of Directors of DDI-NY believes that it is in the best interest of DDI-NY to reincorporate in the State of Delaware by merging with and into DDI-DE pursuant to this Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual agreements and undertakings herein given and other good and valuable consideration, the parties hereto agree, in accordance with the applicable provisions of the statutes of New York and Delaware, respectively, which permit such merger, DDI-NY shall be, and hereby is, merged with and into DDI-DE, at the Effective Time (as herein defined), and that the terms and conditions of the merger hereby agreed to (the "Merger") shall be as hereinafter set forth:


                                   ARTICLE ONE
                            Principal Terms of Merger

     Section 1.01. Merger. At the Effective Time (as herein defined), DDI-NY shall merge with and into DDI-DE provided that this Agreement has not been terminated pursuant to Section 4.02 herein.

     Section 1.02. Effective Time of Merger. The Merger shall become effective as of the completion of all filing requirements specified in Sections 4.03 and
4.04 of this Agreement, and such date and time is hereinafter referred to as the "Effective Time."


                                   ARTICLE TWO
               Certificate of Incorporation, By-Laws and Directors

     Section 2.01. Certificate of Incorporation. The Certificate of Incorporation of DDI-DE in effect at the Effective Time of the Merger shall be the Certificate of Incorporation of DDI-DE, to remain unchanged until amended as provided by law.

     Section 2.02. By-Laws. The By-Laws of DDI-DE in effect at the Effective Time of the Merger shall be the By-Laws of DDI-DE, to remain unchanged until amended as provided by law.

     Section 2.03. Directors. DDI-NY, in its capacity as sole stockholder of DDI-DE, shall elect as directors of DDI-DE those individuals elected by the shareholders of DDI-NY prior to the Effective Time of the Merger, and such persons shall serve as directors of DDI-DE until the next annual meeting of the stockholders of DDI-DE.


                                  ARTICLE THREE
                       Exchange and Cancellation of Shares

     Section 3.01 Exchange and Issuance. At the Effective Time of the Merger, all issued and outstanding shares of DDI-NY common stock, $.05 par value (the "Old Common Stock"), and all issued and outstanding shares of DDI-NY's Series C and Series D Preferred Stock, $1.00 par value (the "Old Preferred Stock"), or such shares of DDI-NY capital stock resulting from a recapitalization of DDI-NY prior to the Effective Time of the Merger, shall be canceled and the corporate existence of DDI-NY, shall cease. Shares of DDI-DE's common stock, par value $.001 per share (the "New Common Stock"), and to the extent any DDI-NY Series C Preferred Stock and/or Series D Preferred Stock are outstanding shares of DDI-DE's Series C Preferred Stock and Series D Preferred Stock, $.001 par value (the "New Preferred Stock"), shall be issued to the shareholders of DDI-NY as a result of the Merger as herein provided.

     Section 3.02. The Surviving Corporation Stock. Each share of Old Common Stock which is outstanding prior to the Effective Time of the Merger shall be converted into one issued and outstanding share of New Common Stock and, from and after the Effective Time of the Merger, the holders of all of said issued and outstanding shares of Old Common Stock shall automatically be and become holders of shares of New Common Stock upon the basis above specified, whether or not certificates representing said shares are then issued and delivered. Each share of Old Preferred Stock which is outstanding prior to the Effective Time of the Merger shall be converted into one issued and outstanding share of New Preferred Stock and, from and after the Effective Time of the Merger, the holders of all of said issued and outstanding shares of Old Preferred Stock shall automatically be and become holders of shares of New Preferred Stock upon the basis above specified, whether or not certificates representing said shares are then issued and delivered.

     Section 3.03. Cancellation of Old Common Stock and Old Preferred Stock. After the Effective Time of the Merger, each holder of record of any outstanding certificate or certificates theretofore representing shares of Old Common Stock or Old Preferred Stock, if any, may surrender the same to the Company's transfer agent for same, and such holder shall be entitled upon such surrender to receive in exchange therefor a certificate or certificates representing the number of shares of New Common Stock or New Preferred Stock calculated on the basis described in this Article. Until so surrendered, each outstanding certificate which, prior to the Effective Time of the Merger, represented one or more shares of Old Common Stock or Old Preferred Stock shall be deemed for all corporate purposes to evidence ownership of a number of shares of New Common Stock or New Preferred Stock, respectively, calculated on the basis described in this Article. Upon the surrender of a certificate or certificates representing shares of Old Common Stock or Old Preferred Stock, a proper officer of DDI-DE shall cancel said certificate or certificates.

     Section 3.03. No Fractional Shares. Upon the exchange, in lieu of issuing certificates for fractional shares, fractional shares will be rounded up or rounded down to the nearest whole share, provided that a record holder must receive at least one whole share of New Common Stock or New Preferred Stock.


                                  ARTICLE FOUR
                            Adoption and Termination

     Section 4.01. Submission to Vote of Shareholders. This Agreement shall be submitted to the shareholders of DDI-NY, as provided by applicable law, and shall take effect, and be deemed to be the Agreement and Plan of Merger of the Constituent Corporations, upon the approval or adoption thereof by said shareholders of DDI-NY in accordance with the requirements of the laws of the State of New York.

     Section 4.02. Termination of Agreement. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be abandoned by DDI-NY by an appropriate resolution of its Board of Directors at any time prior to the Effective Time of the Merger if such Board of Directors believes that the Merger is not in the best interests of DDI-NY.

     Section 4.03. Filing of Certificate of Merger in the State of New York. As soon as practicable after the requisite shareholder approval referenced in
Section 4.01 herein, subject to any reverse split of the Old Common Stock and to any conversion of the Old Preferred Stock occurring prior to the Effective Time of the Merger, upon approval by the shareholders of DDI-NY of a reverse stock split and an increase in its authorized shares of capital stock, the Certificate of Merger to effectuate the terms of this Agreement shall be executed and signed on behalf of each of the Constituent Corporations and thereafter delivered to the Department of State (the "Department") of the State of New York for filing and recording in accordance with applicable law, unless this Agreement has been terminated pursuant to Section 4.02 herein.

     Section 4.04. Filing of Certificates of Merger in the State of Delaware. As soon as practicable after the requisite shareholder approval referenced in
Section 4.01 herein, a Certificate of Merger to effectuate the terms of this Agreement shall be executed by each of the Constituent Corporations and thereafter delivered to the Secretary of State of the State of Delaware for filing and recording in accordance with applicable law, unless this Agreement has been terminated pursuant to Section 4.02 herein.


                                  ARTICLE FIVE
                                Effect of Merger

     Section 5.01. Effect of Merger. At the Effective Time of the Merger, the Constituent Corporations shall be a single corporation, which shall be DDI-DE, and the separate existence of DDI-NY shall cease except to the extent provided by the laws of the States of New York and Delaware. DDI-DE shall thereupon and thereafter possess all the rights, privileges, immunities and franchises, of both a public and private nature, of each of the Constituent Corporations; and all property, real, personal and mixed, and all debts due on whatever account, including subscriptions to shares, and all other choses in action, and all and every other interest of, or belonging to, or due to each of the Constituent Corporations, shall be taken and deemed to be vested in DDI-DE without further act or deed; and the title to all real estate, or any interest therein, vested in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger. DDI-DE shall thenceforth be responsible and liable for all of the liabilities and obligations of each of the Constituent

Corporations and any claim existing or action or proceeding pending by or against either of the Constituent Corporations may be prosecuted to judgment as if the Merger had not taken place, or the Surviving Corporation may be substituted in its place, and neither the rights of creditors nor any liens upon the property of either of the Constituent Corporations shall be impaired by the Merger. DDI-DE shall assume any stock option or similar employee benefits plan of DDI-NY, and all contractual rights of DDI-NY for the issuance of shares of the Old Common Stock and Old Preferred Stock, and such issuances or reserves for issuances shall be of shares of New Common Stock and New Preferred Stock on an as-converted basis as set forth in Section 3.01 hereof.


                                   ARTICLE SIX
                            Post Merger Undertakings

     Section 6.01 Service of Process. DDI-DE hereby agrees that it may be served with process within the State of New York in any proceeding for the enforcement of any obligation of DDI-NY and in any proceeding for the enforcement of the rights of any dissenting shareholder of DDI-NY.

     Section 6.02 Authorization of Service of Process. DDI-DE hereby authorizes service of process on it pursuant to Section 6.01 herein by registered or certified mail return receipt requested to its principal office as set forth in the Articles of Merger to be filed pursuant to Section 4.03 herein or as changed by notice to the Department.


                                  ARTICLE SEVEN
                                  Miscellaneous

     Section 7.01 Further Actions. Each of the Constituent Corporations shall take or cause to be taken all action, or do, or cause to be done, all things necessary, proper or advisable under the laws of the States of New York and Delaware to consummate and make effective the Merger following approval of the Merger by the shareholders of DDI-NY in accordance with the laws of said States.

     Section 7.02. Amendments. At any time prior to the Effective Time of the Merger (notwithstanding any shareholder approval), if authorized by their respective Board of Directors, the parties hereto may, by written agreement, amend or supplement any of the provisions of this Agreement. Any written instrument or agreement referred to in this section shall be validly and sufficiently authorized for the purposes of this Agreement if signed on behalf of each of the Constituent Corporations by a person authorized to sign this Agreement.

     Section 7.03. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument, but all such counterparts together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Constituent Corporations, pursuant to the approval and authority duly given by resolutions adopted by their respective Board of Directors have caused this Agreement and Plan of Merger to be executed by an authorized officer of each party hereto, and the corporate seal affixed on the date above first written.

                                          DISTINCTIVE DEVICES, INC.
                                          (a Delaware corporation)

                                          By:
                                             -----------------------------
                                              Name:  Sanjay S. Mody
                                              Title: President


                                          DISTINCTIVE DEVICES, INC.
                                           (a New York corporation)

                                          By:
                                             -----------------------------
                                              Name:  Sanjay S. Mody
                                              Title: President

                                                                       EXHIBIT B


                            DISTINCTIVE DEVICES, INC.


                             2001 STOCK OPTION PLAN


     1    Purpose. This 2001 Stock Option Plan (the "Plan") of Distinctive
Devices, Inc., a New York corporation (the "Company"), is intended to provide incentives: (i) to certain directors, officers, employees and other persons who perform services for or on behalf of the Company and any subsidiaries of the Company (collectively, the "Subsidiaries") by providing them with opportunities to purchase capital stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") ("ISO" or "ISOs") or which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options"); and (ii) to individuals who are directors but not also employees of the Company and the Subsidiaries ("Non-Employee Directors"), and to individuals who are members of any advisory board or an independent consultant to the Company or its Subsidiaries, by providing them with opportunities to purchase capital stock in the Company pursuant to Non-Qualified Options. Both ISOs and Non-Qualified Options are referred to hereinafter individually as an "Option" and collectively as "Options," and persons to whom Options are granted are referred to hereinafter individually as an "Optionee" and collectively as "Optionees." As used herein, the term "Subsidiary" means "subsidiary corporation" as that term is defined in Section 424(f) of the Code.

     2    Administration of the Plan. The Plan shall be administered by the
Compensation Committee of the Board of Directors of the Company (the "Committee"), each member of which shall be a "Non-Employee Director" within the meaning of Rule 16b-3 or any successor provision ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee shall consist of two or more members. Subject to the terms of the Plan, the Committee shall have the authority to (i) determine which persons (from among the class of persons eligible under Section 4 hereof to receive Options; (ii) determine the number of shares which may be issued under each Option; (iii) determine the time or times at which Options may be granted; (iv) determine the exercise price of shares subject to each Option, which price shall not be less than the fair market value as specified in Section 6; (v) determine (subject to Sections 7 and 9) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions are to be imposed on shares subject to Options and the nature of such restrictions, if any, and (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422 of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Committee or of the Board of Directors of the Company shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

     3    Stock. The stock delivered under this Plan shall be the Company's
Common Stock, par value $.05 per share (the "Common Stock"), either authorized and unissued, treasury stock or shares purchased on the open market. The aggregate number of shares which may be issued pursuant to the Plan is 6,500,000, subject to adjustment as provided in Section 13. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject to such Option shall again be available for grants of Options under the Plan.

     4    Eligible Employees and Others. ISOs and Non-Qualified Options may be
granted to individuals who are employees of the Company and its Subsidiaries, including officers and directors who are also employees at the time the Option is granted. Non-Qualified Options may be granted to Non-Employee Directors and independent contractors and consultants to the Company and its Subsidiaries, affiliates or any entity in which the Company has an interest, or who are deemed by the Committee to be in a position to perform such services in the future. Granting of any Option to any person shall neither entitle that person to, nor disqualify him from, participation in any other Option grant.

     5    Term of Plan; Granting of Options. The term of the Plan will commence on the date of adoption of the Plan by the Company's Board of Directors, subject to approval by stockholders within one year of adoption, and terminate on the day immediately preceding the tenth anniversary of said adoption, except as to Options outstanding on that date and subject to earlier termination as provided in Sections 9 and 10 hereof. Options may be granted under the Plan at any time during the term of the Plan. The date of grant of an Option under the Plan shall be the date specified by the Committee at the time it grants the Option; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. No Option shall be granted pursuant to the Plan after October 2011.

     6    Minimum Exercise Price; ISO Limitations.

          6.1 Price for Non-Qualified Options. The exercise price per share for each Non-Qualified Option granted under the Plan shall not be less than the fair market value of the Common Stock on the date of grant of the Option, and in no event shall be less than the minimum legal consideration required therefor under the laws of the State of Delaware or the laws of any jurisdiction in which the Company or its successors in interest may be organized.

          6.2 Price for ISOs. The exercise price per share for each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary (a "10% Employee"), the price per share for such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. For purposes of determining stock ownership under this Section, the rules of Section 424(d) of the Code shall apply.

          6.3 $100,000 Annual Limitation on ISO Vesting. To the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Subsidiary, ISOs become exercisable for the first time by an employee during any calendar year with respect to stock having a fair market value (determined at the time the ISOs were granted) in excess of $100,000, such excess amount of stock shall be deemed to have been granted as a Non-Qualified Option, and not as an ISO.

          6.4 Determination of Fair Market Value. If at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall be (i) the mean (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; (ii) the average of the last reported sale prices of the Common Stock on the NASDAQ National Market or Small Cap Market (or other interdealer quotation system), for the five trading dates immediately preceding the date of grant, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid prices (or average of bid prices) last quoted (on that date) by the OTC Electronic Bulletin Board or other established quotation service for over-the-counter securities for the five trading dates immediately preceding the date of grant, if the Common Stock is not reported on the NASDAQ National Market or Small Cap Market (or other interdealer quotation system); but in no event shall the exercise price be less than the closing prices on the date of grant. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, the "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee in good faith after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

     7    Option Duration. Subject to earlier termination as provided in
Sections 9 and 10, each Option shall expire on the date specified by the Committee, but not more than (i) ten (10) years from the date of grant in the case of Non-Qualified Options, (ii) ten (10) years from the date of grant in the case of ISOs generally, and (iii) five (5) years from the date of grant in the case of ISOs granted to a 10% Employee, as determined under Section 6.2. Subject to earlier termination as provided in Sections 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to Section 16.

     8    Exercise of Option. Subject to the provisions of Sections 9 through
12, each Option granted under the Plan shall be exercisable as follows:

          8.1 Vesting. The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify, provided that an Option granted to a director or executive officer of the Company may not vest earlier than six (6) months from the date of grant.

          8.2 Full Vesting of Installments. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

          8.3 Partial Exercise. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

          8.4 Acceleration of Vesting. The Committee shall have the right to accelerate the date of exercise of any installment of any Option, provided that the Committee shall not, without the consent of an Optionee, accelerate the exercise date of any installment of any Option granted to any employee as an ISO if such acceleration would violate the annual vesting limitation contained in
Section 422(d) of the Code, as described in Section 6.03.

     9    Termination of Employment. If an Optionee ceases his employment with, or service by, the Company and all Subsidiaries other than by reason of death or disability as defined in Section 10 or by the Company or any Subsidiary for cause, no further installments of his Options shall become exercisable, and his Options shall terminate after the passage of one (1) year from the date of termination of his employment or service (or three (3) months as to ISOs), but in no event later than on their specified expiration dates, during which period he shall have the right to exercise any Options exercisable by him on the date of termination of employment, subject to exercise for such other periods as determined by the Committee at the time of grant. Options held by an Optionee whose termination of employment or service is for cause shall terminate upon such termination. For purposes of this Section 9 only, employment or service shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service). A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment or service under this Section 9, provided that such written approval contractually obligates the Company or any Subsidiary to continue the employment or service of the Optionee after the approved period of absence. Options granted under the Plan shall not be affected by any change of employment or service within or among the Company and Subsidiaries, so long as the Optionee continues to be an employee or independent contractor or advisor of the Company or any Subsidiary. Nothing in the Plan shall be deemed to give any Optionee the right to be retained in employment or other service by the Company or any Subsidiary for any period of time. The Committee may, in its sole discretion, change the termination period for any Option from the period provided for in this Section 9 or in Section 10 to a period less than the respective periods specified herein.

     10   Death; Disability.

          10.1 Death. If an Optionee ceases his employment with or service by the Company and all Subsidiaries by reason of his death, any Option may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the Option by will or by the laws of descent and distribution at any time within one (1) year from the date of the Optionee's death or such later date as fixed by the Committee as to Non-Qualified Options, but in no event later than on their specified expiration dates.

          10.2 Disability. If an Optionee ceases his employment with or service by the Company and all Subsidiaries by reason of his disability, he shall have the right to exercise any Option held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to one (1) year from the date of the termination of the Optionee's employment or service or such later date as fixed by the Committee as to Non-Qualified Options, but in no event later than on their specified expiration dates. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

     11   Assignability. No Option shall be assignable or transferable by the
Optionee except (i) by will or by the laws of descent and distribution, (ii) pursuant to a qualified domestic relations order or Title I of the Employee Retirement Income Security Act or (iii) with respect to Non-Qualified Options, to a spouse or lineal descendant or lineal ascendant of the Optionee.

     12   Terms and Conditions of Options. Options shall be evidenced instruments (which need not be identical) in such forms as the Committee may from time to time approve (the "Option Agreements"). The Option Agreements shall conform to the terms and conditions set forth in Sections 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon the exercise of Options. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver the Option Agreements. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of the Option Agreements.

     13   Adjustments. Upon the occurrence of any of the following events, an
Optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the Optionee and the Company relating to such Option:

          13.1 Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a smaller or greater number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately decreased or increased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

          13.2 Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board"), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; (ii) upon written notice to the Optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

          13.3 Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in Section 13.02) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an Optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization.

          13.4 Change in Control. In the event of a change in control of the Company, all Options under the Plan which are not fully vested shall vest 100% and shall be immediately exercisable. For purposes of this Plan, a "change in control" shall mean any of the following events: (a) the Company receives a report on Schedule 13D filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Exchange Act disclosing that any person, group, corporation or other entity is the beneficial owner, directly or indirectly, of twenty percent (20%) or more of the outstanding Common Stock of the Company; (b) any person (as such term is defined in Section 13(d) of the Exchange Act), group, corporation or other entity other than the Company or any Subsidiary, purchases shares pursuant to a tender offer or exchange offer to acquire any Common Stock of the Company for cash, securities or any other consideration, provided that after consummation of the offer, the person, group, corporation or other entity in question is the beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of twenty percent (20%) or more of the outstanding Common Stock of the Company (calculated as provided in paragraph (d) of Rule 13d-3 under the Exchange Act in the case of rights to acquire common stock); (c) the stockholders of the Company approve (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (d) there shall have been a change in a majority of the members of the Board of Directors of the Company within a twenty-four (24) month period unless the election or nomination for election by the Company's stockholders of each new director was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the twenty-four (24) month period.

          13.5 Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to Section 13.01, 13.02, 13.03 or 13.04 with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the

Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

          13.6 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

          13.7 Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

          13.8 Fractional Shares. No fractional shares shall be issued under the Plan and the Optionee shall receive from the Company cash in lieu of such fractional shares.

          13.9 Adjustments. Upon the happening of any of the events described in
Section 13.01, 13.02, 13.03 or 13.04 above, the class and aggregate number of shares set forth in Section 3 hereof that are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this Section 13 and, subject to Section 2 hereof, its determination shall be conclusive.

     14   Means of Exercising Options. An Option (or any installment or portion of an installment thereof) shall be exercised by giving written notice to the Company at its principal office address. The notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either: (a) in United States dollars in cash or by check; (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option; or (c) at the discretion of the Committee, by any combination of (a) and (b) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b) or
(c) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the Option in question. An Optionee shall not have the rights of a stockholder with respect to the shares covered by his Option until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in Section 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

     15   Termination or Amendment of Plan. The Board of Directors may terminate or amend the Plan in any respect at any time; however, without the approval of the Company's stockholders obtained within twelve (12) months before or after the Board of Directors adopts a resolution authorizing any such termination or amendment, the Board of Directors may not so terminate or amend the Plan if prior stockholder approval is then required by Section 16(b) of the Exchange Act, applicable Delaware law or tax law, or the rules of any applicable national securities exchange or national stock quotation system on which the Common Stock may then be listed or traded. Except as otherwise provided in this Section 15, in no event may action of the Board of Directors or stockholders alter or impair the rights of an Optionee, without his consent, under any Option previously granted to him.

     16   Notice to Company of Disqualifying Disposition. By accepting an ISO granted under the Plan, each Optionee agrees to notify the Company in writing immediately after making a Disqualifying Disposition, as described in Sections 421, 422 and 424 of the Code and regulations thereunder, of any stock acquired under the Plan (or stock received in a transaction described in Section 424(b) or 424(c)(1)(B) of the Code, relating to distributions of stock with respect to stock acquired under the Plan and certain tax-free exchanges of stock acquired under the Plan for other stock or securities). A Disqualifying Disposition (with certain exceptions) is generally any disposition within two (2) years of the date the ISO was granted or within one (1) year of the date the ISO was exercised, whichever period ends later. With respect to stock held jointly with right of survivorship, a termination of such joint tenancy may constitute a Disqualifying Disposition. This Section 16 shall be made binding upon the Optionee and upon any transferee of stock described in this Section to whom
Section 424(c)(4)(B) of the Code applies.

     17   Withholding of Additional Income Taxes. Upon the exercise of a
Non-Qualified Option or the making of a Disqualifying Disposition (as defined in Section 16), the Company may withhold taxes in respect of amounts that constitute compensation includible in gross income, whenever the Company determines that such withholding is required. The Committee in its discretion may condition the exercise of an Option on the Optionee's making satisfactory arrangement for such withholding. In addition to tax withholding, government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to send tax information statements to employees and former employees that exercise ISOs.

     18 Governing Law, Construction. The validity and construction of the Plan and the agreements evidencing Options shall be governed by the laws of the State of New York, or the laws of any jurisdiction in which the Company or its successors in interest may be organized. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.


Adopted by the Board of Directors on October 29, 2001

Adopted by the Shareholders on September ___, 2002

                                   EXHIBIT C:


                             THE REVERSE STOCK SPLIT

RESOLVED, that, prior to the Company's next meeting of shareholders, on the condition that no other amendment to the Company's Certificate of Incorporation shall have been filed subsequent to September ___, 2003 effecting a reverse stock split of the Common Stock, Article IV of the Company's Restated Articles of Incorporation be amended by addition of the following provision:

     Simultaneously with the effective date of this amendment (the "Effective Date"), each share of the Company's Common Stock, issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified and changed, pursuant to a reverse stock split, into any fraction thereof falling within a range between and including one-for-four and one-for-ten of a share of the Company's outstanding Common Stock (the "New Common Stock"), depending upon a determination by the Board of Directors that a reverse stock split is in the best interests of the Company and the shareholders. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates," whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Company's Transfer Agent for cancellation, a certificate or certificates (the "New Certificates," whether one or more) representing the number of whole shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered, are reclassified under the terms hereof. From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a shareholder of the Company. Any fraction of a share of New Common Stock to which the holder would otherwise be entitled will be adjusted upward or downward to the nearest whole share. If more than one Old Certificate shall be surrendered at one time for the account of the same shareholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Company's Transfer Agent determines that a holder of Old Certificates has not tendered all his certificates for exchange, the Transfer Agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that share issuance for fractional shares to any one person shall not exceed one share. If any new Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise be in proper form for transfer, and the person or persons requesting such exchange shall affix any requisite stock transfer tax stamps to the Old Certificates surrendered, or provide funds for their purchase, or establish to the satisfaction of the Transfer Agent that such taxes are not payable. From and after the Effective Date the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.

FURTHER RESOLVED, that at any time prior to the filing of the foregoing amendment to the Company's Certificate of Incorporation effecting a Reverse Stock Split, notwithstanding authorization of the proposed amendment by the shareholders of the Company, the Board of Directors may abandon such proposed amendment without further action by the shareholders.


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